Exhibit 32.1


                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Oxford Technologies, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on April 19, 2005 (the "Report"), I, Jacinta Sit, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. S.S. 1350, as adopted pursuant to S.S. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Jacinta Sit
------------------
Jacinta Sit
President (chief executive officer and
chief financial officer)


April 19, 2005